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                                                                      EXHIBIT 10

                              EMPLOYMENT AGREEMENT


          THIS AGREEMENT, made effective as of the 23rd day of January, 1995, by and between MAX MAYER of Lexington, Massachusetts, ("Executive") and NORSTAN, INC., a Minnesota corporation (the "Company"),

                              W I T N E S S E T H:

          WHEREAS, the Company wishes to employ Executive as President and Chief Operating Officer of Norstan, Inc.; and

          WHEREAS, the Company wishes to enter into an agreement with Executive governing the terms and conditions of his employment, and Executive is willing to be employed on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises, and of the mutual covenants hereinafter set forth, the parties do hereby agree as follows:

     1. EMPLOYMENT PERIOD. The Company agrees to employ Executive, and Executive agrees to serve in the full-time employ of the Company, for the period (the "Employment Period") beginning on the date of this Agreement and ending on January 23, 1997; PROVIDED, that on January 23, 1996, and on each January 23 thereafter ("Renewal Date"), the Employment Period shall automatically be extended to the date which is 24 months after such Renewal Date unless, not later than such Renewal Date, the Company gives Executive written notice that the Employment Period shall not be so extended; PROVIDED FURTHER, that in the event of a "Change in Control" (as defined in paragraph 7.e. below), the Employment Period shall automatically be extended to the date which is 36 months after the date on which the Change in Control occurs. Notwithstanding the foregoing, in no event shall the Employment Period continue beyond the earliest to occur of the date of Executive's 65th birthday, the date as of which Executive's employment is terminated pursuant to paragraph 4 or paragraph 7, or the date of the Executive's death.

     2. DUTIES. During the Employment Period, Executive shall serve as President and Chief Operating Officer of Norstan, Inc., or, except as otherwise provided in this Agreement, in such other executive positions as the Board of Directors of the Company shall from time to time determine. Executive shall perform such executive and managerial duties consistent with such positions as the Chief Executive Officer of the Company shall from time to time direct. Executive shall devote his best efforts and all of his business time and attention (except for usual vacation periods and reasonable periods of illness or other incapacity) to the business of the company and its subsidiaries.

     3. COMPENSATION. During the Employment Period, Executive shall be compensated as follows:


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          a.   SALARY.  Executive shall be paid a salary at a rate which is not less than $250,000 per year, exclusive of bonuses, if any, which may from time to time be awarded to Executive pursuant to any authorized bonus, incentive, or similar plan maintained by the Company. Executive's salary shall be paid in equal, semi-monthly installments.

          b. EXPENSES. Executive shall be reimbursed for all reasonable business expenses incurred in the performance of his duties pursuant to this Agreement, to the extent such expenses are substantiated and are consistent with the general policies of the Company and its subsidiaries relating to the reimbursement of expenses of executive officers.

          c. FRINGE BENEFITS. In addition to any other compensation provided under this Agreement, Executive shall be entitled to participate, during the Employment Period, in any and all pension, profit sharing, and other employee benefit plans or fringe benefit programs which are from time to time maintained by the Company for its executive officers, in accordance with the provisions of such plans or programs as are from time to time in effect.

          d. DEDUCTIONS AND WITHHOLDING. All Compensation and other benefits payable to or on behalf of Executive pursuant to this Agreement shall be subject to such deductions and withholding as may be agreed to by Executive or required by applicable law.

     4. DISABILITY. If, during the Employment Period, Executive shall become incapacitated by accident or illness and, in the opinion of the Board of Directors of the Company, shall be unable to perform the duties of the positions he then occupies for a period of 150 consecutive days, the Company shall have the right to terminate the Employment Period effective at any time after such 150 day period of disability by giving 30 days advance written notice to Executive. If the Employment Period is thus terminated, Executive shall not be entitled to receive any compensation or other benefits pursuant to this Agreement, other than compensation or benefits accrued through the effective date of such termination.

     5. DEATH. If Executive shall die during the Employment Period without having breached any of the terms of this Agreement, his base salary (at the rate in effect at the time of his death) shall be continued for a period of 12 months to the beneficiary named in the last written instrument signed by Executive for the purposes of this Agreement and received by the Company prior to his death. If Executive fails to name a beneficiary, such amounts shall be paid to his estate.

     6. OTHER BENEFITS. The compensation provisions of this Agreement shall be in addition to, and not in derogation or diminution of, any benefits that Executive or his beneficiaries may be entitled to receive under the provisions of any pension, profit sharing, disability, or other employee benefit plan now or hereafter maintained by the Company.


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     7.   TERMINATION.

          a. The Company may terminate Executive's employment for cause upon 60 days prior written notice to Executive. Such notice shall specify in reasonable detail the nature of the cause and, during such 60 day period, Executive shall have the opportunity to cure the stated cause. If Executive fails to cure a stated cause, the Employment Period shall terminate at the end of the 60 day notice period, but without prejudice to Executive's right to contest the existence of any stated cause and/or to contest the fact that the cause has not been cured. For the purposes of this Agreement, cause shall mean any conduct by Executive involving dishonesty or moral turpitude or any failure by Executive to comply with the terms of this Agreement in any material respect.

          b. If the Company terminates Executive's employment for cause, or if Executive voluntarily terminates his employment under circumstances other than those specified in paragraphs 7.c. or 12.a., Executive shall not be entitled to receive any compensation or other benefits pursuant to this Agreement, other than compensation or benefits accrued through the effective date of such termination.

          c. If, after a "Change in Control" (as such term is defined in subparagraph 7.e. below), and prior to the expiration of the then current extension of the Employment Period, (i) Executive voluntarily terminates his employment because he has been reassigned to a position of lesser rank or status, or because he has been transferred to a location which is more than 25 miles from his previous principal place of employment, or because his base salary has been reduced, or because his benefits have been reduced (unless such reduction is made uniformly in a plan of general application to all of the Company's eligible employees), or (ii) the Company terminates Executive's employment for reasons other than those specified in paragraph 4 or subparagraph 7.a. of this Agreement, then Executive shall continue to receive his base salary and fringe benefits for the remainder of the then current extension of the Employment Period or, if longer, for a period of 24 months. In the event of a "Change in Control" all stock options shall immediately vest.

          d. If, other than caused by a Change in Control, the Company terminates Executive's employment at any time prior to the expiration of the initial or then current extension of the Employment Period for reasons other than those specified in paragraph 4 or subparagraph 7.a. of this Agreement, then Executive shall continue to receive his base salary and fringe benefits for a period of 12 months.

          e. For the purposes of this Agreement, a Change in Control shall be deemed to occur when and if, during the Employment Period:

               (i) any Person (as that term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934) other than the Company becomes the beneficial owner, directly or indirectly, of securities of the Company

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          representing more than 20% of the voting power of all of the then outstanding securities of the Company; or

               (ii) persons who, at the beginning of any period, constitute the Board of Directors of the Company cease, at the end of such period, to constitute at least a majority thereof, unless the nomination of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

     8.   COMPETITION.

          a. During the Employment Period, Executive will not, except with the express written consent of the Chief Executive Officer of the Company, become engaged in, or permit his name to be used in connection with any business other than the businesses of the Company and its subsidiaries, whether or not such other business is a competitive business.

          b. Executive covenants and agrees that for a period of 12 months after the termination of the Employment Period, or for such longer period as Executive is receiving payments pursuant to paragraph 7, he will not, except with the express written consent of the Chief Executive Officer of the Company, engage directly or indirectly in, or permit his name to be used in connection with any competitive business in the geographic area serviced by the Company. Executive further covenants and agrees for a period of 12 months from the date of termination of his employment hereunder not to solicit or assist anyone else in the solicitation of, any of the Company's then-current employees to terminate their employment with the Company and to become employed by any business enterprise with which the Executive may then be associated, affiliated or connected.

          c. For the purposes of this paragraph 8: (i) the phrase, "engage directly or indirectly in" shall encompass: (A) all of Executive's activities whether on his own account or as an employee, director, officer, agent, consultant, independent contractor, or partner of or in any person, firm, or corporation (other than the Company and its subsidiaries), or (B) Executive's ownership of more than 10% of the voting stock of any corporation, 5% or more of the gross income of which is derived from any business or businesses in which Executive may not then engage; and (ii) the phrase "competitive business" shall mean: (A) the sale of telephone, telecommunications, or similar equipment, or
(B) any other business in which the Company or its subsidiaries is then engaged.

     9. CONFIDENTIAL INFORMATION. Executive agrees that he will not, without the prior written consent of the Board of Directors of the Company, during the term or after termination of his employment under this Agreement, directly or indirectly disclose to any individual, corporation, or other entity (other than the Company or any subsidiary thereof, their officers, directors, or employees entitled to such information, or to any other person or entity to whom such information is regularly disclosed in the normal course of the

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Company's business) or use for his own or such another's benefit, any information, whether or not reduced to written or other tangible form, which:

          a.   is not generally known to the public or in the industry;

          b. has been treated by the Company or any of its subsidiaries as confidential or proprietary; and

          c. is of competitive advantage to the Company or any of its subsidiaries and in the confidentiality of which the Company or any of its subsidiaries has a legally protectable interest.

Information which becomes generally known to the public or in the industry, or in the confidentiality of which the Company and its subsidiaries cease to have a legally protectable interest, shall cease to be subject to the restrictions of this paragraph.

     10. ENFORCEMENT. If, at the time of enforcement of any provision of paragraphs 8 or 9, a court shall hold that the period, scope, or geographical area restrictions stated therein are unreasonable under circumstances then existing, the maximum period, scope, or geographical area reasonable under the circumstances shall be substituted for the stated period, scope, or area. In the event of a breach by Executive of any of the provisions of paragraphs 8 or 9, the Company may, in addition to any other rights and remedies existing in its favor, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof.

     11. PAYMENT OF COSTS. If any action or law or in equity is necessary to enforce or interpret the terms of this agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary disbursements in addition to any other relief to which it may be entitled. In addition, if a dispute arises regarding a termination of Executive's employment after a Change in Control and Executive obtains a final judgment in his favor from a court of competent jurisdiction from which no appeal may be taken, whether because the time to do so has expired or otherwise, or his claim is settled by the Company prior to the rendering of such a judgment, all reasonable legal fees and expenses incurred by Executive in contesting or disputing any such termination, in seeking to obtain or enforce any right or benefit provided for in this Agreement, or in otherwise pursing his claim will be promptly paid by the Company, with interest thereon at the highest Minnesota statutory rate for interest on judgments against private parties, from the date of payment thereof by Executive to the date of reimbursement to him by the Company.

     12.  SUCCESSORS.

          a. OF THE COMPANY. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform

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this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to terminate his employment with the Company and to receive the payments provided for in subparagraph 7.c. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined, and any successor to the business and/or assets of the Company which executes and delivers the agreement provided for in this paragraph 12 or which otherwise becomes bound by all the terms and provisions of this Agreement as a matter of law.

          b. OF EXECUTIVE. This Agreement shall inure to the benefit of and shall be enforceable by Executive, his legal representative, or other successors in interest.

     13.  GENERAL PROVISIONS.

          a. ASSIGNMENTS. Executive's rights and interests under this Agreement may not be assigned, pledged, or encumbered by him without the Company's written consent.

          b. EFFECT OF HEADINGS. The headings of all of the paragraphs and subparagraphs of this Agreement are inserted for convenience of reference only, and shall not affect the construction or interpretation of this Agreement.

          c. MODIFICATION, AMENDMENT, WAIVER. No modification, amendment, or waiver of any provision of this Agreement shall be effective unless approved in writing by both parties. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of either party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          d. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          e. NO STRICT CONSTRUCTION. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against by person.

          f. APPLICABLE LAW. All questions concerning the construction, validity, and interpretation of this Agreement shall be governed by the laws of the State of Minnesota.

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          g.   NOTICES.  Any notice to be served under this Agreement shall be in writing and shall be mailed by registered mail, registry fee and postage prepaid and return receipt requested, addressed:

               If to the Company, to:

               Norstan, Inc.
               6900 Wedgwood Road, Suite 150
               Maple Grove, MN  55311-3552
               Attention:  Chief Executive Officer; or

               If to Executive, to:

               ________________________________________________

               ________________________________________________

               ________________________________________________

or to such other place as either party may specify in writing, delivered in accordance with the provisions of this subparagraph.

          h. SURVIVAL. The rights and obligations of the parties shall survive the term of Executive's employment to the extent that any performance is required under this Agreement after the expiration or termination of such term.

          i. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter thereof, and supersedes all previous agreements between the parties relating to the same subject matter.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   NORSTAN, INC.


                                   By Paul Baszucki
                                      ____________________________
                                      Chief Executive Officer


                                   Max Mayer
                                   _______________________________
                                   Executive


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